KEMPER
ASIAN GROWTH FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

Seeks to provide long-term capital growth

                  " . . .    The Asian markets were divided
             into several camps during this period; countries ...
              that were benefiting from an economic upswing, and
              countries ... that needed to slow bank lending and
                           asset price inflation."



                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Largest Holdings
9
Portfolio of
Investments
12
Financial Statements
14
Notes to
Financial Statements
18
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE):


                                 [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                 -0.30%
CLASS B                                                 -0.60%
CLASS C                                                 -0.50%
LIPPER PACIFIC EX JAPAN FUNDS CATEGORY AVERAGE*          3.68%
--------------------------------------------------------------------------------

Returns are historical and do not represent future results. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulations and differences in liquidity.

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                        AS OF     AS OF
                                       5/31/97   11/30/96
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS A        $10.01     $10.04
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS B        $ 9.97     $10.03
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS C        $ 9.98     $10.03
--------------------------------------------------------------------------------

TERMS TO KNOW

CONGLOMERATE A corporation composed of companies in a variety of businesses.

CORRECTION A reverse movement, usually downward, in the price of a group of stocks or the overall market. Corrections are to be expected over a long term.

FEDERAL FUNDS RATE The interest rate banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current market price per share by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore a greater risk to capital.

RALLY A sharp, short-lived rise in values after a period of either little movement or falling values.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

PERFORMANCE UPDATE

[MASON PHOTO]

ANDREW MASON JOINED ZURICH INVESTMENT MANAGEMENT, LTD. IN 1994 AND IS THE DIRECTOR OF ASIAN EQUITIES AND PORTFOLIO MANAGER OF KEMPER ASIAN GROWTH FUND. MASON RECEIVED HIS BACHELOR'S DEGREE IN ECONOMICS FROM UNIVERSITY COLLEGE SWANSEA AND UNDERTOOK POST GRADUATE RESEARCH AT UNIVERSITY COLLEGE BUCKINGHAM.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN THE SIX-MONTH PERIOD ENDED MAY 31, 1997, KEMPER ASIAN GROWTH FUND PORTFOLIO MANAGER ANDREW MASON MADE HONG KONG A PREDOMINANT FOCUS. THIS MARKET ENJOYED RECORD STRENGTH AS PROPERTY MARKETS SURGED AND THE POLITICAL ENVIRONMENT SPURRED INVESTOR CONFIDENCE. MASON DISCUSSES HIS TEAM'S STRATEGY AND THE FUND'S PERFORMANCE.

Q     WHILE THE FUND'S -0.30% (CLASS A SHARES, UNADJUSTED FOR SALES CHARGE)
SIX-MONTH RETURN BEAT THE MORGAN STANLEY CAPITAL INTERNATIONAL ASIA COMBINED FAR EAST FREE EX-JAPAN INDEX*, -2.06%, THE FUND UNDERPERFORMED ITS LIPPER CATEGORY AVERAGE. (SEE PAGE 2 FOR LIPPER ANALYTICAL SERVICES, INC. PERFORMANCE INFORMATION.) HOW DID YOU POSITION THE FUND DURING THE PERIOD AND HOW DID THAT DIFFER FROM ITS LIPPER CATEGORY PEERS?

A     At 43 percent, our largest exposure was in Hong Kong so the fund's performance was very much tied to that market. Residential property prices and the Hang Seng Index** hit record highs and the fund was positioned to benefit from this market strength. Red Chips, companies listed in Hong Kong but backed by Chinese entities, were a major investment theme for us within Hong Kong. Our exposure reached as much as 18 percent at the end of May.

      Singapore was our next largest exposure (18.6 percent of the fund), with around one-third of our holdings in small capitalization regional growth stocks like Informatics, an information technology training company.

      Our weightings vary from our peers largely in two markets: Taiwan and Korea. The application process for direct investment in these two markets has been complex and the alternative investment options trade at very high premiums. Taiwan has been the top performing market in the region as the domestic liquidity driven rally continued. Our exposure was only about three percent compared to an index weighting of 13 percent.

      We had no exposure to Korea throughout the period. We have received investment approval from local authorities and have begun to invest in this market. Our emphasis in Korea is likely to be on high-tech and manufacturing companies.

      Another area where we may have varied relative to our peers was in the percentage of cash we held in the fund. We had as much as 10 percent in cash at certain points. This was partially due to new assets coming into the fund but we also held higher levels of cash to protect value during volatile periods in the markets. The main methods for helping to reduce risk in this region are through diversification -- both at the company and market level -- and holding higher levels of cash. The fund is well diversified so our decision to hold cash was another approach we took to withstand

PERFORMANCE UPDATE

some rocky periods in the markets. Under less volatile circumstances, we would prefer to have a cash level of around five percent.

*THE MORGAN STANLEY CAPITAL INTERNATIONAL ASIA COMBINED FAR EAST FREE EX-JAPAN INDEX IS GENERALLY REPRESENTATIVE OF ASIAN FREE MARKET PERFORMANCE, EXCLUDING JAPAN.

**THE HANG SENG INDEX IS A CAPITALIZATION WEIGHTED, PRICE ONLY INDEX THAT TRACKS THE PERFORMANCE OF SHARES LISTED ON THE HONG KONG STOCK EXCHANGE.

Q     WHAT DID YOU SEE HAPPENING IN THE DIFFERENT COUNTRIES THAT LED TO THE
OVERALL DOWNTURN IN REGIONAL PERFORMANCE?

A     The Asian markets were divided into several camps during this period;
countries such as Hong Kong and Indonesia that were benefiting from an economic upswing, and countries like Malaysia and the Philippines that needed to slow bank lending and asset price inflation. Thailand was an unfortunate example of what can go wrong if excesses go unchecked.

      The Hong Kong economy bottomed out in 1995 but recovered strongly through 1996 -- a rebound we expect to continue through 1998. The stock market was strong in the fourth quarter of 1996. In the first quarter of this year, however, the market entered a consolidation phase that was followed by a sell-off in March and April in the wake of the increase in the Fed Funds Rate. Confidence returned to the market in May, led by strong performance from large-cap stocks such as HSBC, HK Telecom and property development companies. Red Chip stocks performed very strongly in the months leading to the July 1 handover of Hong Kong to China.

      In contrast, Thai markets saw aggressive sell-offs as concerns mounted about property companies and the finance sector. The bankruptcy of Finance 1, the largest finance company in Thailand, and the suspension of operations of 16 small finance companies verified the instability of the sector. These problems, and the high level of foreign debt, led to a run on the Thai currency which, after the imposition of direct exchange controls, paved the way for a devaluation of the currency.

      Concerns over bank lending were also found in Malaysia. Interest rates remained high in this market with little chance of a reduction because of high current lending levels. However, economic growth in Malaysia was fairly steady at around eight percent as infrastructure and commercial development projects kept the economy from slowing down significantly during the period.

      In Singapore we saw a slowdown in gross domestic product growth. Slowed manufacturing and non-oil exports, due primarily to a slowdown in the electronics industry, were to blame for this downturn. Banks in Singapore, however, are ahead of other banks in the region in controlling the rate of lending growth and the M.A.S. (Monetary Authority of Singapore) is in a position to ease monetary policies ahead of other central banks in the region. In the first quarter of 1997, lending growth was 14 percent, in line with new housing loan commitments. The Singapore market is attractively valued and should perform well as the economy starts to pick up later this year and early in 1998.

Q     WAS THERE ANY CHANGE IN THE POLITICAL ENVIRONMENT IN THE REGION?

A     With multiple elections and the imminent Hong Kong handover, these markets saw a lot of political activity. In Thailand a new coalition government was formed in November. To date, they have not been able to overcome the economic problems facing Thailand and it remains to be seen if this government can survive the currency depreciation. In Singapore and Indonesia, the ruling parties were returned to power. And in Hong Kong, C.H. Tung was appointed Chief Executive of the Hong Kong SAR, the new government of Hong Kong following the handover. Early indications of policy suggest this new government will focus on maintaining the business culture of Hong Kong while trying to increase provisions for lower cost housing to help the lower income groups in Hong Kong.

Q     WHAT EFFECT DO YOU EXPECT THE HANDOVER TO HAVE ON THE HONG KONG MARKET AND
ON THE RED CHIP STOCKS?

A     Investors showed a great deal of confidence in Hong Kong in the months leading to the handover, but it is now time to take stock of the new chief executive. C.H. Tung has indicated his desire to increase supply in the property market but detailed proposals are likely to be outlined in October rather than in the early days of his office.

PERFORMANCE UPDATE

Red Chips have performed well and currently they account for around eight percent of the Hong Kong stock market. Closer scrutiny of transactions with related parties and acquisitions from China may occur which may lead to a more orderly process, but ultimately corporate China needs cash and Red Chips are a way to get it.

Q     A FOCUS ON RED CHIPS IS, AS YOU MENTIONED, ONE OF YOUR MAJOR THEMES. WHAT
ARE SOME OF THE OTHERS YOU ARE FOLLOWING WITH THE FUND?

A     The restructuring of the banking and finance sector in Greater China is likely to be a theme in Hong Kong, taking in both Hong Kong banks and Chinese banks as Hong Kong provides China with greater access to world capital markets. With this restructuring in mind, our team invested in companies likely to benefit from these changes.

      Throughout the region, property is always a major theme. This is a developing region so building is booming but sometimes it gets ahead of itself. This can be a negative, but long-term population growth and efforts to improve living standards should help utilize much of the excesses in development. Within the fund, we invested in residential property developers such as Cheung Kong and companies like New World Infrastructure which should benefit from the region's infrastructure development focus.

      Where possible, we invested in new technology companies. Datacraft Asia, an information technology company based in Singapore, and Founder, a Hong
Kong company that has exclusive rights to the software research of Beijing University, are two technology companies we are invested in.

      Conglomerates like CITIC Pacific in Hong Kong and Sime Darby in Malaysia were a major theme for investment. Sometimes this is the only way to access some of the businesses we would like to invest in. This is the case of Hutchison Whampoa which is one of the main operators of Hong Kong's busy container port.

      Despite the restrictions on bank lending in a number of markets, we maintained a position in the finance sector. Our focus was on quality banks like HSBC Holdings in Hong Kong and DBS in Singapore.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A In Hong Kong, we are likely to see a correction, but we still think this market looks very attractive and the themes we have focused on should enjoy continued strength. As I mentioned, we don't expect C.H. Tung to introduce sweeping changes in his early days but we have to wait to see what measures he introduces for the property sector in Hong Kong as this is a key sector of the market.

      We are cautious about Malaysia going forward. The economy saw some notable improvements in the trade deficit last year but we expect some slippage this year. Bank Negara, the Malaysian central bank, has introduced measures to try to slow lending rates but it is too soon to see improvements. Lending growth is still running very high and interest rates are likely to remain high. Property supply is also due to increase dramatically in Malaysia and there are some large, unattractive IPOs expected which will dampen enthusiasm for the market.

      Korea will be a new focus for the fund in the coming months. This market provides access to larger cap manufacturing companies including steel and petrochemical companies. We are likely to concentrate on high-tech manufacturing companies in the electronics sector.

      In Singapore, markets are attractively valued but there isn't a great deal of variety. Generally, there are banks, property companies and some consumer issues such as Singapore Press Holdings, the newspaper publisher. There are, however, attractive smaller companies in Singapore in the service sector and electronics sector so we will continue to focus on these types of companies.

LARGEST HOLDINGS

THE FUND'S 5 LARGEST HOLDINGS*
REPRESENTING 17.7% OF THE FUND'S COMMON STOCK HOLDINGS ON MAY 31, 1997


--------------------------------------------------------------------------------
HOLDINGS                                                             PERCENT
--------------------------------------------------------------------------------

1.          BEIJING ENTERPRISES                                        4.4%

2.          HSBC HOLDINGS PLC                                          3.5%

3.          CHEUNG KONG HOLDINGS                                       3.5%

4.          MALAYAN BANKING                                            3.2%

5.          HENDERSON LAND DEVELOPMENT                                 3.1%


*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1997

------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                       NUMBER OF SHARES        VALUE
------------------------------------------------------------------------------------------------------------------

HONG KONG--43.0%                      (a)Bejing Enterprises
                                           CONGLOMERATE                                       40,000   $  233,000
                                         HSBC Holdings PLC
                                           BANKING                                             6,105      185,000
                                         Cheung Kong Holdings Ltd.
                                           PROPERTY DEVELOPMENT                               18,000      184,000
                                         Henderson Land Development Co., Ltd.
                                           PROPERTY DEVELOPMENT                               17,000      166,000
                                         CITIC Pacific Ltd.
                                           CONGLOMERATE                                       28,000      160,000
                                         Sun Hung Kai & Co., Ltd.
                                           PROPERTY DEVELOPMENT                               13,000      160,000
                                         Swire Pacific Ltd., "A"
                                           CONGLOMERATE                                       19,000      159,000
                                         Cosco Pacific
                                           TRADING, SHIPPING AND FREIGHT                     110,000      158,000
                                         Wharf Holdings Ltd.
                                           CONGLOMERATE                                       35,000      157,000
                                         Hysan Development Co., Ltd.
                                           PROPERTY INVESTMENT                                45,000      150,000
                                         Hutchison Whampoa Ltd.
                                           CONGLOMERATE                                       17,000      141,000
                                      (a)New World Infrastructure Ltd.
                                           INFRASTRUCTURE DEVELOPMENT                         40,000      125,000
                                         Shanghai Industrial Holdings Ltd.
                                           CONGLOMERATE                                       20,000      112,000
                                         Hong Kong Telecommunications Ltd.
                                           TELECOMMUNICATIONS                                 45,200      100,000
                                         Founder Hong Kong Ltd.
                                           SOFTWARE DEVELOPMENT AND SYSTEMS INTEGRATION      144,000       98,000
                                         Guangnan Holdings
                                           FOOD DISTRIBUTOR                                   56,000       90,000
                                         Chen Hsong Holdings Ltd.
                                           MANUFACTURER OF PLASTIC MOLDING MACHINES          150,000       88,000
                                         China Travel International Investment Hong Kong
                                           TOURISM                                           150,000       87,000
                                         -------------------------------------------------------------------------
                                                                                                        2,553,000
------------------------------------------------------------------------------------------------------------------
SINGAPORE--18.6%                         Development Bank of Singapore
                                           BANKING                                            13,000      163,000
                                         Cycle & Carriage Ltd.
                                           AUTOMOBILE SALES AND DISTRIBUTION                  14,000      142,000
                                         City Developments Ltd.
                                           REAL ESTATE DEVELOPMENT                            13,000      121,000
                                         Singapore Press Holdings Ltd.
                                           PUBLISHER                                           5,000      100,000
                                         Lindeteves-Jacoberg Ltd.
                                           MACHINERY INSTALLATION                             60,000       99,000
                                         DBS Land Ltd.
                                           PROPERTY INVESTMENT                                28,000       98,000
                                         Keppel Bank
                                           BANKING                                            35,000       94,000
                                         Pentex-Schweizer Circuits Ltd.
                                           PRINTED CIRCUIT BOARD MANUFACTURER                 62,000       78,000
                                         Datacraft Asia Ltd.
                                           INFORMATION TECHNOLOGY SUPPLIER                    25,000       76,000

PORTFOLIO OF INVESTMENTS


------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
------------------------------------------------------------------------------------------------------------------
                                         Keppel Corp Ltd.
                                           CONGLOMERATE                                       15,750   $   72,000
                                         Informatics Holdings Ltd.
                                           INFORMATION TECHNOLOGY TRAINING AND EDUCATION     110,000       60,000
                                         -------------------------------------------------------------------------
                                                                                                        1,103,000
------------------------------------------------------------------------------------------------------------------
MALAYSIA--13.7%                          Malayan Banking Bhd
                                           BANKING                                            16,000      169,000
                                         Hume Industries Bhd
                                           CONSTRUCTION MATERIAL MANUFACTURER                 20,000      107,000
                                         DCB Holdings Bhd
                                           BANKING                                            33,000      106,000
                                         Magnum Corporation Bhd
                                           ENTERTAINMENT AND GAMING                           60,000      100,000
                                         Sungei Way Holdings Bhd
                                           BUILDING MATERIALS COMPANY                         43,600       99,000
                                         Sime Darby Bhd
                                           CONGLOMERATE                                       27,000       88,000
                                         Genting Bhd
                                           GAMING                                             13,000       68,000
                                         Kedah Cement Bhd
                                           CEMENT MANUFACTURER                                30,000       44,000
                                         O.Y.L. Industries Bhd
                                           AIR CONDITIONER MANUFACTURER                        5,000       34,000
                                         -------------------------------------------------------------------------
                                                                                                          815,000
------------------------------------------------------------------------------------------------------------------
INDONESIA--7.7%                          Bank Internasional Indonesia,
                                           with warrants expiring January 2000
                                           BANKING                                           119,995      128,000
                                         Bimantara Citra
                                           CONGLOMERATE                                       70,000      119,000
                                         Gudang Garam, PT
                                           CIGARETTE MANUFACTURER                             27,000      117,000
                                         Telekomunikasi Indonesia
                                           TELECOMMUNICATIONS                                 55,000       93,000
                                         -------------------------------------------------------------------------
                                                                                                          457,000
------------------------------------------------------------------------------------------------------------------
PHILLIPPINES--2.7%                       SM Prime Holdings Inc.
                                           REAL ESTATE INVESTMENT                            125,000       36,000
                                         Ayala Corp.
                                           CONGLOMERATE                                       37,500       28,000
                                         DMCI Holdings Inc.
                                           CONSTRUCTION                                       45,000       27,000
                                         Metropolitan Bank and Trust Co.
                                           BANKING                                             1,080       24,000
                                         C&P Homes
                                           REAL ESTATE                                        60,000       23,000
                                         Solid Group
                                           ELECTRONICS MANUFACTURER                          100,000       19,000
                                         -------------------------------------------------------------------------
                                                                                                          157,000
------------------------------------------------------------------------------------------------------------------
TAIWAN--2.4%                          (a)ROC Taiwan Fund
                                           INVESTMENT HOLDINGS                                13,000      143,000
                                         -------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
------------------------------------------------------------------------------------------------------------------

THAILAND--1.4%                           Lanna Lignite Public Co. Ltd.
                                           COAL MINING                                         3,500   $   29,000
                                         Tipco Asphalt Company PCL
                                           ASPHALT PRODUCER AND DISTRIBUTOR                    6,000       28,000
                                         Siam Makro Co. Ltd.
                                           WHOLESALER                                          9,000       23,000
                                         -------------------------------------------------------------------------
                                                                                                           80,000
                                         -------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--89.5%
                                         (Cost: $5,052,000)                                             5,308,000
                                         -------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.39% to 5.40%
INSTRUMENTS--8.4%                        Due--June and July 1997
                                         Federal Home Loan Mortgage Co.                     $300,000      299,000
                                         Federal National Mortgage Association               200,000      199,000
                                         -------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--8.4%
                                         (Cost: $498,000)                                                 498,000
                                         -------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--97.9%
                                         (Cost: $5,550,000)                                             5,806,000
                                         -------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS,
                                         LESS LIABILITIES--2.1%                                           126,000
                                         -------------------------------------------------------------------------
                                         NET ASSETS--100%                                              $5,932,000
                                         -------------------------------------------------------------------------

At May 31, 1997, the Fund's portfolio of investments had the following industry diversification:

                                                                VALUE              %
-------------------------------------------------------------------------------------------
Diversified Holding Companies                                 $1,269,000           21.4
-------------------------------------------------------------------------------------------
Real Estate                                                      938,000           15.8
-------------------------------------------------------------------------------------------
Banks                                                            869,000           14.6
-------------------------------------------------------------------------------------------
Construction and Building Materials                              430,000            7.2
-------------------------------------------------------------------------------------------
Services                                                         411,000            6.9
-------------------------------------------------------------------------------------------
Machinery                                                        318,000            5.4
-------------------------------------------------------------------------------------------
Utilities                                                        193,000            3.3
-------------------------------------------------------------------------------------------
Leisure                                                          168,000            2.8
-------------------------------------------------------------------------------------------
Transportation                                                   158,000            2.7
-------------------------------------------------------------------------------------------
Finance                                                          143,000            2.4
-------------------------------------------------------------------------------------------
Automobiles                                                      142,000            2.4
-------------------------------------------------------------------------------------------
Tobacco Manufacturing                                            117,000            2.0
-------------------------------------------------------------------------------------------
Media                                                            100,000            1.7
-------------------------------------------------------------------------------------------
Miscellaneous                                                     52,000             .9
-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            5,308,000           89.5
-------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                    624,000           10.5
-------------------------------------------------------------------------------------------
NET ASSETS                                                    $5,932,000          100.0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $5,550,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $518,000, the gross unrealized depreciation was $262,000 and the net unrealized appreciation on investments was $256,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997


--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $5,550,000)                                              $5,806,000
--------------------------------------------------------------------------
Cash                                                               104,000
--------------------------------------------------------------------------
Receivable for:
  Dividends                                                         31,000
--------------------------------------------------------------------------
  Fund shares sold                                                   5,000
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,946,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Management fee                                                     4,000
--------------------------------------------------------------------------
  Distribution services fee                                          3,000
--------------------------------------------------------------------------
  Administrative services fee                                        3,000
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             4,000
--------------------------------------------------------------------------
    Total liabilities                                               14,000
--------------------------------------------------------------------------
NET ASSETS                                                      $5,932,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $5,904,000
--------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                             (244,000)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         256,000
--------------------------------------------------------------------------
Undistributed net investment income                                 16,000
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $5,932,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,790,000 / 278,750 shares outstanding)                         $10.01
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $10.62
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,839,000 / 284,900 shares outstanding)                          $9.97
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($303,000 / 30,350 shares outstanding)                             $9.98
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends (less foreign taxes withheld)                       $ 49,000
------------------------------------------------------------------------
  Interest                                                        12,000
------------------------------------------------------------------------
    Total investment income                                       61,000
------------------------------------------------------------------------
Expenses:
  Management fee                                                  17,000
------------------------------------------------------------------------
  Distribution services fee                                        8,000
------------------------------------------------------------------------
  Administrative services fee                                      5,000
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          13,000
------------------------------------------------------------------------
  Professional fees                                                3,000
------------------------------------------------------------------------
    Total expenses before expense waiver                          46,000
------------------------------------------------------------------------
Less expenses waived by investment manager                         5,000
------------------------------------------------------------------------
    Total expenses after expense waiver                           41,000
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             20,000
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized loss on sales of investments and foreign
  currency transactions                                         (244,000)
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           198,000
------------------------------------------------------------------------
Net loss on investments                                          (46,000)
------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(26,000)
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    SIX MONTHS
                                                                      ENDED                   OCTOBER 21 TO
                                                                     MAY 31,                  NOVEMBER 30,
                                                                       1997                       1996
-----------------------------------------------------------------------------------------------------------
OPERATIONS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------
  Net investment income                                             $   20,000                           --
-----------------------------------------------------------------------------------------------------------
  Net realized loss                                                   (244,000)                          --
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                198,000                       58,000
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                           (26,000)                      58,000
-----------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                         4,009,000                    1,391,000
-----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         3,983,000                    1,449,000
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------------

Beginning of period                                                  1,949,000                     500,000
----------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $16,000 at May 31, 1997)                                  $5,932,000                   1,949,000
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Asian Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on October 21, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily

NOTES TO FINANCIAL STATEMENTS

                             available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1997, amounting to approximately $242,000, is available to offset future taxable gains. If not applied, the loss carryover expires in the period ended 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .85% of the first $250 million of average daily net assets declining to .72% of average daily net assets in excess of $12.5 billion. However, ZKI has agreed to a reduction of its management fee to .60% until the earlier of October 21, 1997 or the date when the Fund's net assets reach $100 million. For the six months ended May 31, 1997, the Fund incurred a management fee of $12,000 after a waiver of $5,000 by ZKI. Zurich Investment Management
                             Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                   COMMISSIONS              COMMISSIONS
                                                                   RETAINED BY            ALLOWED BY ZKDI
                                                                       ZKDI                  TO FIRMS
                                                                   -----------            ---------------
                             Six months ended May 31, 1997             $6,000                   42,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                   DISTRIBUTION FEES       COMMISSIONS AND
                                                                       AND CDSC           DISTRIBUTION FEES
                                                                   RECEIVED BY ZKDI     PAID BY ZKDI TO FIRMS
                                                                   -----------------    ----------------------
                             Six months ended May 31, 1997             $10,000                  79,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                   ASF PAID BY THE           ASF PAID BY
                                                                    FUND TO ZKDI            ZKDI TO FIRMS
                                                                   ----------------         --------------
                             Six months ended May 31, 1997             $5,000                   10,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $13,000 for the six months ended May 31, 1997.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $5,459,000

                             Proceeds from sales                       1,686,000

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                          SIX MONTHS ENDED                    OCTOBER 21 TO
                                                            MAY 31, 1997                    NOVEMBER 30, 1996
                                                     --------------------------        --------------------------
                                                      SHARES             AMOUNT         SHARES            AMOUNT
                            -------------------------------------------------------------------------------------
                             SHARES SOLD
                             Class A                 258,000         $2,587,000         64,000         $  631,000
                            -------------------------------------------------------------------------------------
                             Class B                 259,000          2,557,000         77,000            760,000
                            -------------------------------------------------------------------------------------
                             Class C                  14,000            141,000            --                  --
                            -------------------------------------------------------------------------------------
                            -------------------------------------------------------------------------------------
                             SHARES REDEEMED
                             Class A                 (63,000)          (622,000)           --                  --
                            -------------------------------------------------------------------------------------
                             Class B                 (66,000)          (636,000)           --                  --
                            -------------------------------------------------------------------------------------
                             Class C                  (2,000)           (18,000)           --                  --
                            -------------------------------------------------------------------------------------
                            -------------------------------------------------------------------------------------
                             CONVERSION OF SHARES
                             Class A                   2,000             13,000            --                  --
                            -------------------------------------------------------------------------------------
                             Class B                  (2,000)           (13,000)           --                  --
                            -------------------------------------------------------------------------------------
                             NET INCREASE
                             FROM CAPITAL SHARE
                             TRANSACTIONS                            $4,009,000                        $1,391,000
                            -------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                      -----------------------  -----------------------   -----------------------
                                              CLASS A                   CLASS B                     CLASS C
                                      -----------------------  -----------------------   -----------------------
                                      SIX MONTHS                SIX MONTHS                SIX MONTHS
                                        ENDED      OCT. 21 TO     ENDED     OCT. 21 TO      ENDED     OCT. 21 TO
                                       MAY 31,      NOV. 30,     MAY 31,      NOV. 30,     MAY 31,      NOV. 30,
                                         1997         1996         1997         1996         1997         1996
-------------------------------------------------------------  -----------------------   -----------------------
-------------------------------------------------------------  -----------------------   -----------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------  -----------------------   -----------------------
Net asset value, beginning of period    $10.04        9.50        10.03         9.50        10.03         9.50
-------------------------------------------------------------  -----------------------   -----------------------
Income from investment operations:
  Net investment income                    .08          --          .05           --          .06           --
-------------------------------------------------------------  -----------------------   -----------------------
  Net realized and unrealized gain
  (loss)                                  (.11)        .54         (.11)         .53         (.11)         .53
-------------------------------------------------------------  -----------------------   -----------------------
Total from investment operations          (.03)        .54         (.06)         .53         (.05)         .53
-------------------------------------------------------------  -----------------------   -----------------------
Net asset value, end of period          $10.01       10.04         9.97        10.03         9.98        10.03
-------------------------------------------------------------  -----------------------   -----------------------
TOTAL RETURN (NOT ANNUALIZED)             (.30)%      5.68         (.60)        5.58         (.50)        5.58
-------------------------------------------------------------  -----------------------   -----------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------  -----------------------   -----------------------
Expenses after expense waiver             1.52%       1.46         2.42         2.34         2.38         2.34
-------------------------------------------------------------  -----------------------   -----------------------
Net investment income (loss)              1.49%        .74          .59         (.14)         .63         (.14)
-------------------------------------------------------------  -----------------------   -----------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------  -----------------------   -----------------------
Expenses                                  1.77%         --         2.67           --         2.63           --
-------------------------------------------------------------  -----------------------   -----------------------
Net investment income                     1.24%         --          .34           --          .38           --
-------------------------------------------------------------  -----------------------   -----------------------


----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS
                                                                                        ENDED      OCT. 21 TO
                                                                                       MAY 31,      NOV. 30,
                                                                                         1997         1996
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                           $5,932,000   1,949,000
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                          81%         74
-----------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended May 31, 1997 and the period ended November 30, 1996 were $.0102 and $.0154, respectively. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
--------------------------------------------------------------------------------
NOTE: Total return does not reflect the effect of any sales charges. Per share data for the six months ended May 31, 1997 were determined based on average shares outstanding. ZKI agreed to temporarily waive certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver.

NOTES

TRUSTEES & OFFICERS

TRUSTEES                        OFFICERS

STEPHEN B. TIMBERS              CHARLES R. MANZONI, JR.
President and Trustee           Vice President

DAVID W. BELIN                  JOHN E. NEAL
Trustee                         Vice President

LEWIS A. BURNHAM                STEVEN H. REYNOLDS
Trustee                         Vice President

DONALD L. DUNAWAY               PHILIP J. COLLORA
Trustee                         Vice President and
                                Secretary

ROBERT B. HOFFMAN               JEROME L. DUFFY
Trustee                         Treasurer

DONALD R. JONES                 ELIZABETH C. WERTH
Trustee                         Assistant Secretary

DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       ZURICH KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN               THE CHASE MANHATTAN BANK
                                Chase Metro Center
                                Brooklyn, NY 11245

--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER           ZURICH KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Europe Fund prospectus.

KAGF - 3 (7/97)   1034740
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]